Exhibit 99.2
CROSSFIRST BANKSHARES, INC. TO ACQUIRE FARMERS

& STOCKMENS BANK Investor Presentation June 14, 2022

LEGAL DISCLAIMER

CROSSFIRST BANKSHARES, INC.

FORWARD-LOOKING STATEMENTS. Certain statements in this presentation and oral statements made during this meeting which are not historical in nature are intended to be forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed merger of CrossFirst Bank ("CFB") and Farmers & Stockmens Bank ("F&S Bank"), including future financial and operating results (including the anticipated impact of the transaction on CrossFirst Bankshares Inc.'s ("CrossFirst") earnings and book value), the consideration payable in connection with the acquisition, statements related to the expected completion and timing of the completion of the merger, and the combined company's plans, objectives, expectations and intentions. Forward-looking statements often, but not always, include words such as "believe," "expected," "anticipate," "estimates," "opportunities," "strategy," "approximately," "plans" or the negative of these words, variations thereof or other similar words and expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that CrossFirst anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the following: the expected benefits of the acquisition may not materialize in the timeframe expected or at all, or may be more costly to achieve; the acquisition may not be timely completed, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement; the outcome of any legal proceedings that may be instituted against CrossFirst or Central Bancorp, Inc. ("Central"); prior to the completion of the acquisition or thereafter, CrossFirst's and Central's respective businesses may not perform as expected due to transaction-related uncertainty or other factors; the parties may be unable to successfully implement integration strategies; required regulatory, Central shareholder or other approvals may not be obtained or other closing conditions may not be satisfied in a timely manner or at all; adverse regulatory conditions may be imposed in connection with regulatory approvals of the acquisition; reputational risks and risks relating to the reaction of the companies' customers or employees to the transaction, including the effects on the ability of CrossFirst to attract or retain customers and key personnel; diversion of management time on acquisition-related issues; risks relating to the COVID-19 pandemic, including uncertainty and volatility in financial, commodities and other markets, and disruptions to banking and other financial activity. Such risks, uncertainties and factors could harm CrossFirst's or Central's business, financial position and results of operations, and could adversely affect the timing and anticipated benefits of the proposed acquisition. Additional discussion of these and other risks, uncertainties and factors affecting CrossFirst's business is contained in CrossFirst's filings with the Securities and Exchange Commission (the "SEC"), including in CrossFirst's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its Quarterly Report on Form 10-Q for the period ended March 31, 2022, and its other filings with the SEC. The reader should not place undue reliance on forward-looking statements since the statements speak only as of the date that they are made. Except as required by law, CrossFirst undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in our business, results of operations or financial condition over time.

MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

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ABOUT NON-GAAP FINANCIAL MEASURES

CROSSFIRST BANKSHARES, INC.

Certain of the financial measures and ratios we present, including "tangible common equity", "tangible assets", "tangible book value", and "tangible book value per share" metrics, are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods.

These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance.

CrossFirst does not provide a reconciliation of forward-looking non-GAAP financial measures to its comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, CrossFirst does so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for various cash and non-cash reconciling items (including items such as expected credit losses, acquisition- and disposition-related expenses, and restructuring costs) that would be difficult to predict with reasonable accuracy. For example, future expectations for credit losses depend on a variety of factors including general economic conditions that make estimation on a GAAP basis impractical. It is also difficult to anticipate the need for or magnitude of presently unforeseen one-time restructuring expenses. As a result, CrossFirst does not believe that a GAAP reconciliation to forward-looking non-GAAP financial measures would provide meaningful supplemental information about CrossFirst's forward-looking measures.

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Strategic Transaction CROSSFRIST BANK Market Expansion Advances

our expansion strategy with access to Colorado & New Mexico Branch light: two branches in Colorado (Colorado Springs and Denver)

and three in New Mexico (Clayton, Des Moines and Roy) U.S. News ranked Colorado the #2 state for economy in 2021 Experienced

Leaders & Enhanced Client Resources Management team with extensive market experience and industry expertise Strong cultural alignment with client centric business models Advanced technology platform and access to additional products and services provides a robust client experience Accelerates Growth Strategy Larger balance sheet and new market verticals leverages growth opportunities Adds significant core deposits and liquidity and diversifies balance sheet

SBA lending F&S Bank

was the 15th ranked SBA lender in Colorado for SBA’s

2021 fiscal year Creates Shareholder Value Expected

11.7% EPS accretion in 2023 estimate with fully realized synergies

Internal rate of return expected to be in excess of 25% Deploys a portion of CFB’s capital for growth Source: SBA Lenders.

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FARMERS & STOCKMENS BANK OVERVIEW

CROSSFIRST BANK

Company Highlights

- Operating as Central Bank & Trust in Colorado and Farmers & Stockmens Bank in New Mexico
- Through its five branches, F&S Bank offers customers a diverse set of traditional products & services. Its core platforms include:
  - ✓ Commercial lending
  - ✓ Treasury management
  - ✓ SBA lending
  - ✓ Private Banking
- Significant fee income generated from sales of SBA loans

Branch Footprint



Denver
Colorado Springs
Des Moines
Clayton
Roy

Executive Leadership



Scott Page | Chief Executive Officer

Scott has more than 35 years of banking experience. Prior to joining Central Bank & Trust, Scott was the CEO of CoBiz from 2014-2018. CoBiz was a $4 billion commercial bank headquartered in Denver. CoBiz was acquired in 2018. In addition to holding various roles in the banking industry, Scott also worked as a consultant for small to mid-sized companies in various industries.

Deposit Market Share*

County	Active Branches (#)	Total Deposits ($mm)	Market Share (%)	Deposit Rank (#)	County Population (actual)	County Median HHI ($actual)
Colorado:						
El Paso, CO	1	$183	1.9%	14	$739,253	$81,252
Denver, CO	1	70	0.1	28	749,974	85,831
New Mexico						
Union, NM	2	$76	55.5%	1	$3,992	$38,559
Harding, NM	1	14	100.0	1	630	33,333

* Source: S&P Global, FDIC Summary of Deposits and company documents. Deposit market share data as of 6/30/2021.

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COLORADO MARKET HIGHLIGHTS

CROSSFIRST BANK

Attractive Market

- Colorado is a business-friendly economy with strong demographics and an attractive growth profile
- Strong tailwinds within high-growth sectors (i.e. tech, biosciences) in addition to consistent strength within legacy industries (construction, aerospace)
- Ranked #2 state for economy by U.S. News in 2021

$1.5bn	**3.7%**	**6.5%**
Gross Domestic Product (2020)	*Unemployment (March 2022)*	*Est. GDP Growth In 2022*



Median Household Income ($)
$86,364
$72,465
Colorado
U.S.
2022 – 2027 Proj. Median Household Income Growth (%)
13.4%
12.1%
Colorado
U.S.
2022 – 2027 Proj. Population Growth (%)
5.0%
3.2%
Colorado
U.S.

Key Industries by Number of Employees



Retail Trade, 10%
Education, 9%
Food & Hospitality, 8%
Healthcare / Social Services, 13%
Construction, 7%
Manufacturing, 7%
Public Admin, 5%
Financial Services, 5%
Administrative, Support & Waste, 4%
Other, 22%
Professional & Technical Services, 10%

Major Employers[1]

Lockheed Martin, HealthONE, Kaiser Permanente, DaVita Kidney Care, Baxter, RE/MAX, Comcast, United, Western Union, Molson Coors, Oracle

Source: Company documents, S&P Global, DataUSA, Bureau of Labor Statistics, and St. Louis Federal Reserve Economic Data (FRED).
(1) Includes major employers for Colorado-based employees (irrespective of company headquarters).

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Pro Forma Company Overview CROSSFIRST BANK Pro Forma

Financial Highlights(1) $6.2 bn Total Assets $4.9 bn Gross Loans

$5.3 bnTotal Deposits 10.2% TCE / TA

11.1% CET 1 Ratio 12.3% TRBC Ratio Expansion into Colorado

& New Mexico Markets CFB Branches (9) F&S Bank Branches

(5) Pro Forma Markets of Operation (¡) State Deposits ($mm) Total

Active Branches (#) Kansas 2,395.2 3 Oklahoma 886.4 2 Missouri

672.7 1 Texas 619.5 2Colorado 408.5 2 New

Mexico 96.4 3 Arizona 48.0 1

Transaction Structure CROSSFIRST BANK Consideration 100%

Cash Aggregate deal value of approximately $75.0 million One time Dividend F&S Bank excess capital above 8.00% leverage

ratio, if any, to be paid out
as a one
time dividend distribution (estimated to be approximately $2.3 million) to F&S Bank shareholders at close Due Diligence Areas addressed included: Credit risk and underwriting Loan and deposit portfolios Financial, accounting and tax Regulatory and
compliance People and cultural alignment Legal Operational Technology and systems The loan credit review included: 72% covera
ge of total loans All loans above $100,000 in criticized or adversely classified categories Leadership Retention Scott Page,
curre
nt CEO of F&S Bank and F&S Bank management team Market leaders for Denver, Colorado Springs and New Mexico SBA and Private

Ba
nking leaders Required Approvals CrossFirst, Central, and

F&S Bank board of directors, Central Bancorp, Inc. shareholders, an
d cust
omary regulatory approvals Timing Anticipated closing in

second half of 2022 8

KEY TRANSACTION ASSUMPTIONS

CROSSFIRST BANK

Standalone Earnings Estimates	▪ CFB earnings per consensus estimates ▪ Farmers & Stockmens Bank earnings per Farmers & Stockmens Bank and CFB management
Cost Savings & Synergies	▪ Estimated pre-tax equal to 20% of F&S Bank's 2023 estimated noninterest expense ▪ 75% phase-in during 2023, 100% thereafter
One-time Charges	▪ Each party will bear its respective costs and expenses in connection with the transaction ▪ $3.0 million after-tax of one-time deal charges ▪ 4% of deal value after-tax

Credit Marks	▪ $4.5 million gross credit mark, equal to 1.37% of F&S Bank's loans excluding PPP
	    ▪ 20% allocated to purchase credit deteriorated (PCD) loans
	    ▪ 80% allocated to non-PCD loans
	        ▪ Accreted into earnings over 4 years sum-of-the-years digits
	▪ Day 2 CECL reserve of 1.0x non-PCD mark ($3.6 million)

Interest Rate Mark	▪ Gross loan interest rate mark of 1.50% or write-down of $4.9 million (accreted into earnings over 4 years)
Core Deposit Intangible	▪ 2.00% of non-time deposits, amortized sum-of-the-years-digits over 10 years
Other	▪ Pre-tax cost of cash of 2.50% ▪ Marginal tax rate of 25.0%

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Expected Financial Impact & Pricing CROSSFFIRST BANK $75.0

million Implied Merger
Consideration Valuation Metrics 1.63 Price/Tangible

Book Valued X 18.4X Price/2021A Earnings* 19.6X Price/2022e

Earnings* 11.
6X Price/2023e Earnings* 5.9% Core Deposit Premium!2) Financial

Impact(1) 11.7% 2023e EPS Accretion!3) 17.6% 2024e EPS

Accret
ion (5 .8%
TBVPS Dilution r 2.7 TBVPS Earnback yrs >25% Internal

Rate of Return * Adjusted for S
Corp status; assumes 25% tax rate. Transaction impact metrics assume purchase accounting adjustments and other assumptions hi
ghlighted on previous page. Tangible bo
ok value calculated as 8% of average assets for leverage

ratio. Assumes fully phased
in cost savings. 10

PRO FORMA BANK LEVEL COMPOSITION

CROSSFIRST BANK

Bank Level Loan Composition

CrossFirst Bankshares, Inc.



$4.3bn
C&I, 40%
Res RE, 10%
OO CRE, 8%
NOO CRE, 23%
Multifamily, 5%
Consumer & Other, 1%
C&D, 13%

Yield on Loans: 3.94%
NOO / TRBC: 255%

Farmers & Stockmens Bank[1]



$338.9mm
Res RE, 5%
OO CRE, 27%
NOO CRE, 24%
Multifamily, 1%
Consumer & Other, 7%
C&D, 12%
C&I, 24%

Yield on Loans: 5.25%
NOO / TRBC: 193%

Pro Forma Company[2]



$4.7bn
C&I, 39%
Res RE, 9%
OO CRE, 10%
NOO CRE, 23%
Multifamily, 4%
Consumer & Other, 2%
C&D, 13%

Yield on Loans: 4.03%
NOO / TRBC: 249%

Source: S&P Global. Bank level regulatory data as of 3/31/2022.
(1) Includes Central Bank and Trust branches in Colorado and Farmers and Stockmens branches in New Mexico.
(2) Pro forma excludes purchase accounting adjustments.

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Pro Forma Bank Level Composition CROSSFIRST BANK Bank Level

Deposit Composition CrossFirst Bankshares, Inc. NOW

& Other, MMDA & Sav, Retail Time Jumbo Time, DDA,

3% 62% 7% 4% 24% $4.6bn Cost of Total Deposits: 0.30% Loans

/ Deposits: 94.0% Farmers & Stockmens Bank(1) NOW & Other,

MMDA & Sav, Retail Time, Jumbo Time, DDA 8% 38%

3% 0% 51% $504.7mm Cost of Total Deposits: 0.15% Loans / Deposits:

67.2% Pro Forma Company(2) NOW & Other, MMDA &

Sav, Retail Time, Jumbo Time, DDA 3% 60% 6% 4% 27%

$5.1bn Cost of Total Deposits: 0.29% Loans / Deposits:

91.4% Source: S&P Global. Bank level regulatory

data as of 3/31/2022. Includes Central Bank and Trust branches in Colorado and Farmers and Stockmens branches in New Mexico.

Pro forma excludes purchase accounting adjustments. 12

CROSSFIRST BANKSHARES, INC. Supplemental information 13

ROBUST CFB BALANCE SHEET GROWTH

CROSSFIRST BANK



Total Assets ($mm)
10 Year CAGR: 32%
Tulsa National Bancshares, Inc. $164mm
Farmers & Stockmens Bank $567mm
$346(1)
$561(1)
$843(1)
$164
$679
$1,220
$1,574
$2,133
$2,959
$4,112
$4,931
$5,659
$5,621
$6,085
$567
$5,518
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q1 2022
Organic Assets
Acquired Assets

Source: S&P Global.
(1) Bank level data.

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